[GRAPHIC]

LIBERTY NEWPORT TIGER FUND
ANNUAL REPORT
DECEMBER 31, 2002


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

[GRAPHIC]

LIBERTY NEWPORT TIGER FUND
ANNUAL REPORT
DECEMBER 31, 2002


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

PRESIDENT'S MESSAGE

[PHOTO OF KEITH T. BANKS]

Dear Shareholder:

In 2002, Asian markets (outside of Japan) suffered from the same scandals, bankruptcies and geopolitical uncertainties that weakened investor confidence in the US stock market. Although many reported negative returns, as a group the Far East markets outperformed the US market. They benefited from a weaker dollar, which boosted returns to US investors, and generally stronger economic growth. China, Taiwan, Hong Kong and Singapore were the weakest performers in the region while the smaller markets of Thailand and Indonesia delivered strong, positive returns for the year.

In the following report, you'll find more detailed information about the environment in the Asian markets outside of Japan. You'll also hear from portfolio managers Chris Legallet and Eric Sandlund about the strategies they employed and investment decisions they made during the 12-month period ended December 31, 2002. As always, we thank you for investing in Liberty Newport Tiger Fund.

Sincerely,


/s/ Keith T. Banks
Keith T. Banks
President

  NET ASSET VALUE PER SHARE as of 12/31/02 ($)

      Class A                              8.14
      Class B                              7.90
      Class C                              7.91
      Class T                              8.16
      Class Z                              8.14

            - NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

     Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

[CHART]

PERFORMANCE INFORMATION

Value of a $10,000 investment
12/31/92 - 12/31/02

                CLASS A SHARES WITHOUT      CLASS A SHARES WITH      MSCI AC FREE ASIA         MSCI EAFE (GDP)
                    SALES CHARGE                SALES CHARGE          EX JAPAN INDEX                INDEX
  1/1/93                      $  9,425                 $ 10,000               $ 10,000                $ 10,000
 3/31/93                      $ 10,311                 $ 10,940               $ 10,937                $ 11,185
 6/30/93                      $ 11,157                 $ 11,838               $ 12,278                $ 12,192
 9/30/93                      $ 12,057                 $ 12,792               $ 13,910                $ 13,196
12/31/93                      $ 16,515                 $ 17,523               $ 20,337                $ 13,357
 3/31/94                      $ 13,435                 $ 14,255               $ 16,184                $ 14,095
 6/30/94                      $ 14,245                 $ 15,114               $ 16,850                $ 14,461
 9/30/94                      $ 15,773                 $ 16,735               $ 18,767                $ 14,519
12/31/94                      $ 14,541                 $ 15,428               $ 16,890                $ 14,401
 3/31/95                      $ 14,635                 $ 15,528               $ 16,409                $ 14,652
 6/30/95                      $ 16,172                 $ 17,158               $ 17,722                $ 14,990
 9/30/95                      $ 16,306                 $ 17,301               $ 17,427                $ 15,485
12/31/95                      $ 16,906                 $ 17,938               $ 17,567                $ 16,010
 3/31/96                      $ 18,399                 $ 19,521               $ 19,280                $ 16,477
 6/30/96                      $ 17,829                 $ 18,916               $ 19,455                $ 16,871
 9/30/96                      $ 17,950                 $ 19,045               $ 18,881                $ 16,827
12/31/96                      $ 18,754                 $ 19,898               $ 19,331                $ 17,231
 3/31/97                      $ 17,458                 $ 18,523               $ 18,774                $ 17,348
 6/30/97                      $ 19,452                 $ 20,639               $ 20,037                $ 19,291
 9/30/97                      $ 17,003                 $ 18,040               $ 16,547                $ 19,479
12/31/97                      $ 12,385                 $ 13,140               $ 11,538                $ 18,226
 3/31/98                      $ 12,468                 $ 13,228               $ 12,588                $ 21,379
 6/30/98                      $  8,569                 $  9,092               $  8,640                $ 22,213
 9/30/98                      $  7,909                 $  8,392               $  7,923                $ 18,992
12/31/98                      $ 10,890                 $ 11,555               $ 10,641                $ 23,092
 3/31/99                      $ 11,142                 $ 11,822               $ 11,499                $ 23,568
 6/30/99                      $ 14,333                 $ 15,207               $ 15,386                $ 24,398
 9/30/99                      $ 13,801                 $ 14,643               $ 14,340                $ 25,737
12/31/99                      $ 18,854                 $ 20,004               $ 17,522                $ 30,252
 3/31/00                      $ 19,316                 $ 20,494               $ 17,473                $ 30,512
 6/30/00                      $ 18,518                 $ 19,648               $ 15,256                $ 29,218
 9/30/00                      $ 17,188                 $ 18,237               $ 12,835                $ 26,749
12/31/00                      $ 15,874                 $ 16,842               $ 11,350                $ 25,551
 3/31/01                      $ 14,026                 $ 14,882               $ 10,824                $ 22,505
 6/30/01                      $ 14,110                 $ 14,971               $ 10,564                $ 22,244
 9/30/01                      $ 10,862                 $ 11,525               $  8,434                $ 18,825
12/31/01                      $ 13,246                 $ 14,054               $ 10,915                $ 19,879
 3/31/02                      $ 14,136                 $ 14,999               $ 12,203                $ 20,144
 6/30/02                      $ 13,176                 $ 13,980               $ 11,450                $ 19,892
 9/30/02                      $ 11,072                 $ 11,748               $  9,629                $ 15,768
12/31/02                      $ 11,546                 $ 12,250               $ 10,007                $ 16,719

PERFORMANCE OF A $10,000 INVESTMENT
12/31/92 - 12/31/02 ($)

                  WITHOUT     WITH
                   SALES      SALES
                  CHARGE     CHARGE
-----------------------------------
Class A           12,250     11,546
-----------------------------------
Class B           11,534     11,534
-----------------------------------
Class C           11,540     11,540
-----------------------------------
Class T           12,454     11,738
-----------------------------------
Class Z           12,425      n/a

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT libertyfunds.com FOR DAILY PERFORMANCE UPDATES.

Past performance is no guarantee of future investment results. The principal value and investment return will flucuate, resulting in a gain or loss on sale. The Morgan Stanley Capital International (MSCI) AC Free Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. As announced in the semiannual report dated June 30, 2002, the fund now compares its performance to the MSCI AC Free Asia ex Japan Index. In addition, this report contains returns for the fund's previous benchmark, MSCI EAFE (GDP) Index. Unlike mutual funds, indexes are not investments and do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

Average annual total return as of 12/31/02 (%)

SHARE CLASS              A                      B                      C                     T                  Z
INCEPTION             4/1/95                 4/1/95                 4/1/95                5/31/89            5/31/89
--------------------------------------------------------------------------------------------------------------------
                WITHOUT     WITH       WITHOUT      WITH      WITHOUT      WITH       WITHOUT      WITH      WITHOUT
                 SALES      SALES       SALES       SALES      SALES       SALES       SALES       SALES      SALES
                CHARGE     CHARGE      CHARGE      CHARGE     CHARGE      CHARGE      CHARGE      CHARGE     CHARGE
--------------------------------------------------------------------------------------------------------------------
1-year          -12.83     -17.84      -13.57      -17.89     -13.55      -14.42      -12.68      -17.70     -12.61
--------------------------------------------------------------------------------------------------------------------
5-year           -1.39      -2.55       -2.16       -2.55      -2.18       -2.18       -1.18       -2.34      -1.23
--------------------------------------------------------------------------------------------------------------------
10-year           2.05       1.45        1.44        1.44       1.44        1.44        2.22        1.62       2.19
--------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future investment results. The principal value and investment returns will flucuate, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The "with sales charge" returns include the maximum 5.75% charge for class A and T shares and the contingent deferred sales charge (CDSC) maximum charge of 5% for one year and 2% for five years for class B shares and 1% for one year for class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The fund was originally introduced on 5/31/89 and became Colonial Newport Tiger Fund on 4/1/95 when class A, B, and D (since designated C) shares were offered. On 4/30/98, the fund was renamed Newport Tiger Fund. The fund was renamed Liberty Newport Tiger Fund on July 14, 2000. Please see the fund's prospectus for additional details. Class A, B and C share performance information includes returns of the fund's class T shares for periods prior to the inception dates of those classes. These class T share returns are not restated to reflect any expense differential, e.g., Rule 12b-1 fees, between class T shares and the class A, B, and C shares. Had the expense differential been reflected, the returns for the periods prior to the inception date of the class A, B and C shares would have been lower.

TOP 5 COUNTRIES AS OF 12/31/02 (%)

Hong Kong                                   26.4
India                                       14.8
South Korea                                 14.5
China                                       13.6
Singapore                                   11.2

TOP 10 HOLDINGS AS OF 12/31/02 (%)

Samsung Electronics                         8.1
Infosys Technologies                        5.9
Hutchison Whampoa                           5.7
Huaneng Power International                 5.5
China Mobile                                5.0
Sun Hung Kai Properties                     4.9
Housing Development Finance                 4.9
Hang Seng Bank                              4.8
Taiwan Semiconductor                        4.7
Hong Kong and China Gas                     4.1

Top 5 countries and Top 10 holdings are calculated as a percentage of net assets.

Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same countries or holdings in the future.

BOUGHT

SIAM CEMENT (1.6% OF NET ASSETS)
In Thailand, we bought Siam Cement (1.6% of net assets), a beneficiary of the country's growth agenda. A leader in its industry, we believe that Siam Cement has the potential to prosper on two fronts -- government spending on infrastructure development and the sharp increase in new home sales.

SOLD

We sold the fund's long-term position in Giordano, an apparel retailer in Hong Kong because we were concerned about the company's ability to generate sales growth. The management team changed, and the company has been unsuccessful in entering the European market and slow in developing its mainland Chinese business.

PORTFOLIO MANAGERS' REPORT

For the 12-month period ended December 31, 2002, class A shares of Liberty Newport Tiger Fund returned negative 12.83% without a sales charge. In comparison, the MSCI AC Free Asia ex Japan Index returned negative 8.33%. The fund also underperformed the negative 7.98% average return of its peer group, the Lipper Pacific ex-Japan category.(1)

SINGAPORE HURT BY GLOBAL ECONOMIC SLOWDOWN
The fund's relatively large position in Singapore was the main detractor from returns, as this market was among the worst performers in Asia. Lower demand for exports, which resulted from the pull-back in the global economy, was the primary reason for Singapore's negative performance. Hong Kong, which performed poorly earlier in the year, rebounded as the local economy began to show signs that the worst is over. Export-oriented stocks in Hong Kong and the region showed improved performance toward the end of the year as markets began to anticipate a recovery in the US. We continue to have doubts, however, regarding the strength of the recovery due to high levels of debt carried by US consumers.

INVESTMENTS IN CHINA AND INDIA AIDED RESULTS
When investing in China and India -- which are called continental economies because their large and diverse populations can support domestic commerce and hence are less dependent on exports -- we focused on companies whose earnings come primarily from domestic consumption. In China, which accounted for 14% of the fund's investments at the end of the period, we sought less volatile companies that offer the potential for stable growth over the long term. Two examples are Beijing Datang, a utility company, and Zhejiang Expressway (1.1% and 1.1% of net assets, respectively).(2) Zhejiang Expressway operates toll roads in the greater Shanghai area, the fastest growing region in China. We believe the company could prosper from the dramatic rise in the use of private automobiles.

----------
(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.
(2)  Holdings are disclosed as of December 31, 2002 and are subject to change.

In India, we continue to see opportunity in companies that benefit from the rapidly growing housing sector, such as Housing Development Finance Corporation (4.9% of net assets), a mortgage lender. We also favored companies that capitalize on India's large pool of engineering and scientific talent. For example, we own shares of Infosys Technologies (5.9% of net assets), a software company that provides technical personnel to multinational corporations. We also retained our position in Doctor Reddy's Laboratories (2.7% of net assets), a manufacturer of generic drugs that is well-positioned to benefit from rising health care costs around the world.

THAILAND'S GROWTH AGENDA LED TO INVESTMENT OPPORTUNITIES
The government of Thailand has adopted a pro-growth agenda that encourages infrastructure development and personal spending. Interest rates in Thailand have declined dramatically, and there has been a substantial increase in automobile and home sales. To take advantage of these trends, we invested in companies with the potential to profit from increased spending on construction projects. We also added Thai banks to the portfolio, as they could do well in an environment of low interest rates and economic expansion.

FOCUSING ON DOMESTIC GROWTH
We are concerned about the prospects for the US economy and are cautious about investing in countries that rely heavily on the United States as an export market. Therefore, we plan to focus primarily on regions where economic growth is driven more by internal demand for goods and services. These include China and India, where economic growth is two to three times that of most other countries.

We also believe the domestic economy in Thailand will continue to be a source of investment opportunity.

/s/ Chris Legallet     /s/ Eric Sandlund

CHRIS LEGALLET AND ERIC SANDLUND are co-managers of Liberty Newport Tiger Fund. Chris Legallet is chief investment officer of Newport Fund Management, Inc. (Newport) Eric Sandlund is senior equity portfolio manager of Newport and Newport Pacific Management, Inc. He has served as co-manager of the fund since August 2002. Prior to joining Newport, he was managing director and chief investment officer of Merrill Lynch Investment Managers (Asia Pacific) in Singapore from January 2000 to June 2002. From 1994 to 1999, he was a regional managing director and chief investment officer of Prudential Portfolio Managers
(Asia) Ltd. in Hong Kong.

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

[CHART]

TOP 5 SECTORS AS OF 12/31/02(%)

Financials                     37.2
Information technology         21.2
Utilities                      10.7
Telecommunication services      9.8
Consumer discretionary          9.4

Sectors are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sectors in the future.

INVESTMENT PORTFOLIO

December 31, 2002

                                                         SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 99.1%
CONSUMER DISCRETIONARY - 9.4%
CONSUMER DURABLES & APPAREL - 3.0%
   APPAREL & ACCESSORIES - 3.0%
Li & Fung Ltd.                                       10,734,000    $  10,185,432
                                                                   -------------
HOTELS, RESTAURANTS & LEISURE - 2.0%
   CASINOS & GAMING - 2.0%
Genting Berhad                                        1,981,000        6,985,632
                                                                   -------------
MEDIA -  4.0%
   BROADCASTING & CABLE TV - 1.0%
Television Broadcasts Ltd.                            1,096,000        3,457,258
                                                                   -------------
   PUBLISHING & PRINTING - 3.0%
Singapore Press Holdings Ltd.                           975,400       10,233,926
                                                                   -------------
RETAILING - 0.4%
   SPECIALTY RETAIL - 0.4%
Big C Supercenter(a)                                  3,706,800        1,417,432
                                                                   -------------
CONSUMER STAPLES - 2.7%
FOOD & DRUG RETAILING - 1.4%
   FOOD RETAIL - 1.4%
President Chain Store Corp.                           3,288,528        4,982,618
                                                                   -------------
FOOD, BEVERAGES & TOBACCO - 1.3%
   PACKAGED FOODS - 1.3%
Nestle India Ltd.                                       397,000        4,333,054
                                                                   -------------
FINANCIALS - 37.2%
BANKS - 14.1%
Bangkok Bank
   Public Co., Ltd.(a)                                5,186,700        5,949,980
DBS Bank Ltd.                                           560,859        3,556,596
Hang Seng Bank Ltd.                                   1,537,400       16,362,555
Hong Leong Bank Berhad                                3,141,000        3,719,605
Kookmin Bank                                            150,275        5,321,487
Public Bank Berhad                                    6,496,250        4,444,803
Thai Farmers Bank
   Public Co, Inc.(a)                                 3,254,600        1,961,057
United Overseas Bank Ltd.                             1,043,000        7,095,034
                                                                   -------------
                                                                      48,411,117
                                                                   -------------
DIVERSIFIED FINANCIALS - 10.6%
   CONSUMER FINANCE - 4.9%
Housing Development Finance
   Corp., Ltd.                                        2,235,286       16,698,216
                                                                   -------------
   MULTI-SECTOR HOLDINGS - 5.7%
Haw Par Corp., Ltd.                                          --(b)             1
Hutchison Whampoa Ltd.                                3,106,100       19,436,649
                                                                   -------------
                                                                      19,436,650
                                                                   -------------
REAL ESTATE - 12.5%
   REAL ESTATE MANAGEMENT & DEVELOPMENT - 12.5%
Cheung Kong Holdings Ltd.                               787,000    $   5,121,497
City Developments Ltd.                                2,199,500        5,274,793
Henderson Land Development
   Co., Ltd.                                          1,211,000        3,641,440
Land & Houses Public Co., Ltd.                        1,882,900        3,512,710
Land & Houses Public Co., Ltd.
   (Non Voting Depositary
   Receipts)                                          2,422,200        4,462,686
SM Prime Holdings, Inc.                              43,934,000        3,909,085
Sun Hung Kai Properties Ltd.                          2,839,000       16,782,338
                                                                   -------------
                                                                      42,704,549
                                                                   -------------
HEALTH CARE - 2.7%
PHARMACEUTICALS & BIOTECHNOLOGY - 2.7%
   PHARMACEUTICALS - 2.7%
Dr. Reddy's Laboratories Ltd. ADR                       470,000        9,085,100
                                                                   -------------
INDUSTRIALS - 3.8%
CAPITAL GOODS - 2.5%
   AEROSPACE & DEFENSE - 2.3%
Singapore Technologies
   Engineering Ltd.                                   8,164,000        7,765,601
                                                                   -------------
   ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
Hon Hai Precision
   Industry Co., Ltd.                                   243,360          842,805
                                                                   -------------
HIGHWAYS & RAILTRACKS - 1.3%
China Merchants Holdings
   International Co, Ltd.                               960,000          670,894
Zhejiang Expressway Co., Ltd.                         9,984,000        3,840,714
                                                                   -------------
                                                                       4,511,608
                                                                   -------------
INFORMATION TECHNOLOGY - 21.2%
SOFTWARE & SERVICES - 5.9%
   INFORMATION TECHNOLOGY CONSULTING & SERVICES - 5.9%
Infosys Technologies Ltd.                               202,150       20,114,452
                                                                   -------------
TECHNOLOGY HARDWARE & EQUIPMENT - 15.3%
   COMPUTER STORAGE & PERIPHERALS - 0.5%
Asustek Computer, Inc.                                  981,000        1,727,013
                                                                   -------------
   ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
Legend Group Ltd.                                     8,796,000        2,904,348
Venture Manufacturing
   (Singapore) Ltd.                                     537,000        4,303,058
                                                                   -------------
                                                      `                7,207,406
                                                                   -------------
   SEMICONDUCTORS - 12.7%
Samsung Electronics Co., Ltd.                           104,580       27,686,961
Taiwan Semiconductor
   Manufacturing Co.(a)                              12,958,108       15,931,180
                                                                   -------------
                                                                      43,618,141
                                                                   -------------

See notes to investment portfolio.

                                                         SHARES            VALUE
--------------------------------------------------------------------------------
   CONSTRUCTION MATERIALS - 1.6%
The Siam Cement Public Co., Ltd.                         19,350    $     560,545
The Siam Cement Public Co., Ltd.
   (Non Voting Depositary
   Receipts)                                            180,950        4,914,795
                                                                   -------------
                                                                       5,475,340
                                                                   -------------
TELECOMMUNICATION SERVICES - 9.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 9.8%
   INTEGRATED TELECOMMUNICATION SERVICES - 1.5%
KT Corp., ADR                                           243,164        5,240,184
                                                                   -------------
   WIRELESS TELECOMMUNICATION SERVICES - 8.3%
China Mobile
   (Hong Kong) Ltd.(a)(c)                             7,213,500       17,183,254
SK Telecom Co., Ltd.                                     57,720       11,144,454
                                                                   -------------
                                                                      28,327,708
                                                                   -------------
UTILITIES - 10.7%
ELECTRIC UTILITIES - 6.6%
Beijing Datang Power
   Generation Co., Ltd.                              11,862,000        3,840,656
Huaneng Power
   International, Inc.                               23,464,000       18,804,778
                                                                   -------------
                                                                      22,645,434
                                                                   -------------
GAS UTILITIES - 4.1%
Hong Kong & China
   Gas Co., Ltd.                                     10,842,908       13,973,267
                                                                   -------------
TOTAL COMMON STOCKS
   (cost of $367,312,743)                                            339,379,943
                                                                   -------------

                                                            PAR            VALUE
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATION - 0.2%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03
   at 1.180%, collateralized by
   U.S. Treasury Bonds and
   Notes with various maturities
   to 2019, market value $820,876
   (repurchase proceeds $800,052)
   (cost of $800,000)                               $   800,000    $     800,000
                                                                   -------------
TOTAL INVESTMENTS - 99.3%
   (cost of $368,112,743)(d)                                         340,179,943
                                                                   -------------

OTHER ASSETS & LIABILITIES, NET - 0.7%                                 2,273,559
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                $ 342,453,502
                                                                   =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b)  Shares rounds to less than 1.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) Cost for federal income tax purposes is $368,332,159. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to investments in passive foreign investment companies and deferral of losses on wash sales.

           ACRONYM                    NAME
-------------------------------------------------------
            ADR            American Depositary Receipt

SUMMARY OF SECURITIES                       % OF TOTAL
BY COUNTRY (UNAUDITED)         VALUE        INVESTMENTS
------------------------------------------------------
Hong Kong/China         $ 136,205,080             40.0%
India                      50,230,822             14.8
South Korea                49,393,087             14.5
Singapore                  38,229,009             11.2
Taiwan                     23,483,616              6.9
Thailand                   22,779,205              6.7
Malaysia                   15,150,040              4.5
Philippines                 3,909,084              1.2
United States                 800,000              0.2
                        -------------            -----
                        $ 340,179,943            100.0%
                        =============            =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS:
Investments, at cost                                 $ 368,112,743
                                                     -------------
Investments, at value                                $ 340,179,943
Cash                                                           662
Foreign currency (cost of $151,677)                        151,840
Receivable for:
   Investments sold                                      3,194,579
   Fund shares sold                                      3,168,630
   Interest                                                     26
   Dividends                                               438,131
Expense reimbursement due from Advisor                     156,132
Deferred Trustees' compensation plan                        15,139
                                                     -------------
      Total Assets                                     347,305,082
                                                     -------------
LIABILITIES:

Deferred tax                                               305,471
Payable for:
   Investments purchased                                   697,159
   Fund shares repurchased                               3,241,133
   Management fee                                          264,753
   Administration fee                                       83,358
   Transfer agent fee                                      100,726
   Pricing and bookkeeping fees                             13,150
   Trustees' fee                                               331
   Custody fee                                              84,000
Deferred Trustees' fee                                      15,139
Other liabilities                                           46,360
                                                     -------------
      Total Liabilities                                  4,851,580
                                                     -------------
NET ASSETS                                           $ 342,453,502
                                                     =============
COMPOSITION OF NET ASSETS:

Paid-in capital                                      $ 591,297,954
Overdistributed net investment income                     (234,686)
Accumulated net realized loss                         (220,373,927)
Net unrealized depreciation on:
   Investments                                         (28,238,271)
   Foreign currency translations                             2,432
                                                     -------------
NET ASSETS                                           $ 342,453,502
                                                     =============
CLASS A:

Net assets                                           $ 108,239,836
Shares outstanding                                      13,304,939
                                                     =============
Net asset value per share                            $        8.14(a)
                                                     =============
Maximum offering price per share
   ($8.14/0.9425)                                    $        8.64(b)
                                                     =============
CLASS B:

Net assets                                           $ 112,942,335
Shares outstanding                                      14,297,046
                                                     =============
Net asset value and offering price per share         $        7.90(a)
                                                     =============
CLASS C:

Net assets                                           $  19,866,441
Shares outstanding                                       2,511,604
                                                     =============
Net asset value and offering price per share         $        7.91(a)
                                                     =============
CLASS T:

Net assets                                           $  24,179,514
Shares outstanding                                       2,963,401
                                                     =============
Net asset value, offering and redemption
   price per share                                   $        8.16
                                                     =============
Maximum offering price per share
   ($8.16/0.9425)                                    $        8.66(b)
                                                     =============
CLASS Z:

Net assets                                           $  77,225,376
Shares outstanding                                       9,490,800
                                                     -------------
Net asset value, offering and redemption
   price per share                                   $        8.14
                                                     =============

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                            $  11,033,617
Interest                                                   126,796
                                                     -------------
   Total Investment Income (net of
      foreign taxes withheld of $1,269,899)             11,160,413
                                                     -------------
EXPENSES:
Management fee                                           3,835,667
Administration fee                                       1,195,223
Distribution fee:
   Class B                                               1,075,185
   Class C                                                 189,007
Service fee:
   Class A                                                 424,851
   Class B                                                 358,395
   Class C                                                  63,002
Pricing and bookkeeping fees                               193,713
Transfer agent fee                                       1,758,227
Trustees' fee                                               23,741
Custody fee                                                535,341
Other expenses                                             196,749
                                                     -------------
   Total Expenses                                        9,849,101
Fees and expenses waived or
   reimbursed by Advisor                                  (341,020)
Custody earnings credit                                     (1,297)
                                                     -------------
   Net Operating Expenses                                9,506,784
                                                     -------------
Interest expense                                            64,499
                                                     -------------
   Net Expenses                                          9,571,283
                                                     -------------
Net Investment Income                                    1,589,130
                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                          13,323,533
   Foreign currency transactions                          (553,549)
                                                     -------------
      Net realized gain                                 12,769,984
                                                     -------------
Net change in unrealized
   appreciation/depreciation on:
   Investments                                         (61,475,526)
   Foreign currency translations                             3,882
                                                     -------------
      Net change in unrealized
         appreciation/depreciation                     (61,471,644)
                                                     -------------
Net Loss                                               (48,701,660)
                                                     -------------
Net Decrease in Net Assets from Operations           $ (47,112,530)
                                                     =============

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                           YEAR ENDED DECEMBER 31,
                                      ----------------------------------
                                           2002               2001
------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income                 $    1,589,130     $     3,480,675
Net realized gain on
   investments and foreign
   currency                               12,769,984          16,561,399
Net change in unrealized
   appreciation/depreciation
   on investments and foreign
   currency translations                 (61,471,644)       (130,353,256)
                                      --------------     ---------------
Net Decrease
   from Operations                       (47,112,530)       (110,311,182)
                                      --------------     ---------------
DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:

From net investment income:
   Class A                                  (522,787)         (1,930,005)
   Class B                                        --            (337,440)
   Class C                                        --             (57,192)
   Class T                                  (179,551)           (365,762)
   Class Z                                  (667,756)         (1,538,179)
                                      --------------     ---------------
Total Distributions Declared
   to Shareholders                        (1,370,094)         (4,228,578)
                                      --------------     ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                         643,189,834         714,848,613
   Distributions reinvested                  463,247           1,395,674
   Redemptions                          (698,824,493)       (826,623,955)
                                      --------------     ---------------
      Net Decrease                       (55,171,412)       (110,379,668)
                                      --------------     ---------------
Class B:
   Subscriptions                           9,920,631          10,670,520
   Distributions reinvested                       --             291,464
   Redemptions                           (42,924,609)        (68,922,824)
                                      --------------     ---------------
      Net Decrease                       (33,003,978)        (57,960,840)
                                      --------------     ---------------
Class C:
   Subscriptions                          43,515,160          25,562,822
   Distributions reinvested                       --              49,574
   Redemptions                           (48,691,339)        (33,772,697)
                                      --------------     ---------------
      Net Decrease                        (5,176,179)         (8,160,301)
                                      --------------     ---------------
Class T:
   Subscriptions                             234,399           1,693,179
   Distributions reinvested                  157,730             319,333
   Redemptions                            (4,265,132)         (9,184,602)
                                      --------------     ---------------
      Net Decrease                        (3,873,003)         (7,172,090)
                                      --------------     ---------------
Class Z:
   Subscriptions                         586,858,953         306,065,565
   Distributions reinvested                  575,242           1,489,425
   Redemptions                          (623,845,867)       (318,915,729)
                                      --------------     ---------------
      Net Decrease                       (36,411,672)        (11,360,739)
                                      --------------     ---------------
Net Decrease from
   Share Transactions                   (133,636,244)       (195,033,638)
                                      --------------     ---------------
Total Decrease in
   Net Assets                           (182,118,868)       (309,573,398)

NET ASSETS:
Beginning of period                   $  524,572,370     $   834,145,768
                                      --------------     ---------------
End of period (including
   overdistributed net
   investment income of
   $(234,686) and
   $(2,098,787), respectively)        $  342,453,502     $   524,572,370
                                      --------------     ---------------
CHANGES IN SHARES:
Class A:
   Subscriptions                          71,066,481          72,701,314
   Issued for distributions
      reinvested                              54,370             145,686
   Redemptions                           (76,814,494)        (82,219,859)
                                      --------------     ---------------
      Net Decrease                        (5,693,643)         (9,372,859)
                                      --------------     ---------------
Class B:
   Subscriptions                           1,116,852           1,090,471
   Issued for distributions
      reinvested                                  --              31,259
   Redemptions                            (4,810,443)         (7,126,055)
                                      --------------     ---------------
      Net Decrease                        (3,693,591)         (6,004,325)
                                      --------------     ---------------
Class C:
   Subscriptions                           5,104,039           2,620,726
   Issued for distributions
      reinvested                                  --               5,302
   Redemptions                            (5,657,106)         (3,435,404)
                                      --------------     ---------------
      Net Decrease                          (553,067)           (809,376)
                                      --------------     ---------------
Class T:
   Subscriptions                              26,459             163,814
   Issued for distributions
      reinvested                              18,448              33,229
   Redemptions                              (460,186)           (925,415)
                                      --------------     ---------------
      Net Decrease                          (415,279)           (728,372)
                                      --------------     ---------------
Class Z:
   Subscriptions                          65,769,295          31,995,936
   Issued for distributions
      reinvested                              67,517             155,472
   Redemptions                           (69,376,873)        (33,010,087)
                                      --------------     ---------------
      Net Decrease                        (3,540,061)           (858,679)
                                      --------------     ---------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

NOTE 1. ACCOUNTING POLICIES

ORGANIZATION:
Liberty Newport Tiger Fund (the "Fund"), a series of Liberty Funds Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation by investing primarily in equity securities of companies located in the ten Tigers of Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, China and the Philippines). The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase. Class T shares are sold with a front-end sales charge and Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class T shares and Class Z shares, as described in the Fund's prospectuses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS:
Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. Korean equity securities that have reached the limit for aggregate foreign ownership and for which premiums to the local exchange prices may be paid by foreign investors are valued by applying a broker quoted premium to the local share price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of a foreign market, the foreign securities may be valued at their fair value under procedures approved by the Board of Trustees. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

SECURITIES LENDING:
The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lenders fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear risk of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 2002, there were no securities on loan.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS:
All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

INTEREST INCOME:
Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES:
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders are recorded on the ex-date.

FOREIGN CURRENCY TRANSACTIONS:
Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

FOREIGN CURRENCY CONTRACTS:
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER:
Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION
Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, foreign currency transactions, passive foreign investment companies, capital loss carryforwards, non-deductible expenses and post-October losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

    OVERDISTRIBUED     ACCUMULATED
    NET INVESTMENT    NET REALIZED        PAID-IN
        INCOME            LOSS            CAPITAL
---------------------------------------------------------
    $ 1,645,065         $ 34,532       $ (1,679,597)

Net investment income, net realized gain (loss) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                  2002          2001
------------------------------------------------------------
Distributions paid from:
  Ordinary Income             $ 1,370,094   $ 4,228,578
                              ===========   ===========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                       UNREALIZED
                      DEPRECIATION*
---------------------------------------------------------
                     $ (28,149,784)

* The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                 CAPITAL LOSS
     YEAR OF EXPIRATION          CARRY FORWARD
--------------------------------------------------
           2006                  $ 198,184,683
           2007                     22,164,746
                                 -------------
                                 $ 220,349,429

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002 for federal income tax purposes, post-October losses of $10,832 were deferred to January 1, 2003.

The Fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The Fund accrues such taxes as applicable.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

MANAGEMENT FEE:

Newport Fund Management (the "Advisor") is the investment advisor of the Fund and receives a monthly fee based on the Fund's average daily net assets as follows:

     AVERAGE DAILY NET ASSETS        ANNUAL FEE RATE
---------------------------------------------------------
         First $100 million                1.00%
         Next $1.4 billion                 0.75%
         Next $1.0 billion                 0.70%
         Over $2.5 billion                 0.65%

ADMINISTRATION FEE:
Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average daily net assets.

PRICING AND BOOKKEEPING FEES:
The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank & Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

TRANSFER AGENT FEE:
Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for a monthly fee comprised of 0.06% annually of the Fund's average daily net assets plus charges based on the number of shareholder accounts and transactions. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES:
Liberty Funds Distributor, Inc. (the "Distributor"), an affiliate of the Administrator, is the Fund's principal underwriter. For the year ended December 31, 2002, the Fund has been advised that the Distributor retained net underwriting discounts of $17,344 on sales of the Fund's Class A and Class T shares and received contingent deferred sales charges (CDSC) of $62,632, $340,090 and $13,269 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets of Class A, Class B and Class C shares as of the 20th of each month. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS:
The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.55% annually of the Fund's average daily net assets.

OTHER:
The Fund pays no compensation to its officers, all of whom are employees of the Advisor, Administrator or any of their affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,297 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

INVESTMENT ACTIVITY:
For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $114,715,275 and $268,197,227, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $  41,813,743
     Gross unrealized depreciation         (69,965,959)
                                         -------------
         Net unrealized appreciation     $ (28,152,216)
                                         =============

OTHER:
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments, the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
The Fund has a fundamental policy which allows it to borrow from banks, other affiliated funds and other entities to the extent permitted by applicable law, provided that the Fund's borrowings shall not exceed

33% of the value of its total net assets (exclusive of borrowings). The Fund is part of a $200,000,000 credit facility that has been set up as a means of borrowing. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%,
(2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. Other investment companies managed by the Advisor also participate in the line of credit on the same terms. In addition, a commitment fee of 0.10% per annum on the unused commitment shall be paid quarterly by each fund based on the relative asset size of the Fund to the Trust as a whole. The commitment fee is included in "Other expenses" on the Statement of Operations. Because several investment companies participate, there is no assurance that an individual fund will have access to the entire $200,000,000 at any particular time. For the year ended December 31, 2002, the average daily loan balance outstanding on days where borrowings existed was $7,078,947 at a weighted average interest rate of 2.15%.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period is as follows:

                                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------
CLASS A SHARES                             2002             2001            2000              1999           1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                   $    9.38       $   11.34        $   13.47        $    7.78       $    9.02
                                         ---------       ---------        ---------        ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income(a)                      0.05            0.08             0.01             0.09            0.14
Net realized and unrealized gain (loss)
   on investments and foreign currency
   translations                              (1.25)          (1.95)           (2.14)            5.60           (1.23)
                                         ---------       ---------        ---------        ---------       ---------
Total from Investment Operations             (1.20)          (1.87)           (2.13)            5.69           (1.09)
                                         ---------       ---------        ---------        ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:

From net investment income                   (0.04)          (0.09)              --               --           (0.15)
                                         ---------       ---------        ---------        ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                         $    8.14       $    9.38        $   11.34        $   13.47       $    7.78
                                         =========       =========        =========        =========       =========
Total return(b)                             (12.83)%(c)     (16.55)%(c)      (15.81)%          73.14%         (12.08)%
                                         =========       =========        =========        =========       =========
RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:

Operating expenses(d)                         1.80%           1.80%            1.71%            1.77%           1.78%
Interest expense                              0.01%             --(e)            --               --              --
Expenses(d)                                   1.81%           1.80%            1.71%            1.77%           1.78%
Net investment income(d)                      0.54%           0.75%            0.07%            0.97%           2.02%
Waiver/reimbursement                          0.07%             --(e)            --               --              --
Portfolio turnover rate                         25%             12%              25%              14%             15%
Net assets, end of period (000's)        $ 108,240       $ 178,145        $ 321,671        $ 403,082       $ 250,089

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Rounds to less than 0.01%.

                                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------
CLASS B SHARES                             2002             2001            2000              1999           1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                   $    9.14       $   11.05        $   13.23        $    7.70       $    8.92
                                         ---------       ---------        ---------        ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:
Net investment income (loss)(a)              (0.02)             --(b)         (0.08)            0.02            0.09
Net realized and unrealized gain (loss)
   on investments and foreign currency
   translations                              (1.22)          (1.89)           (2.10)            5.51           (1.23)
                                         ---------       ---------        ---------        ---------       ---------
Total from Investment Operations             (1.24)          (1.89)           (2.18)            5.53           (1.14)
                                         ---------       ---------        ---------        ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:

From net investment income                      --           (0.02)              --               --           (0.08)
                                         ---------       ---------        ---------        ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                         $    7.90       $    9.14        $   11.05        $   13.23       $    7.70
                                         =========       =========        =========        =========       =========
Total return(c)                             (13.57)%(d)     (17.12)% (d)     (16.48)%          71.82%         (12.77)%
                                         =========       =========        =========        =========       =========
RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:

Operating expenses(e)                         2.55%           2.55%            2.46%            2.52%           2.53%
Interest expense                              0.01%             --(f)            --               --              --
Expenses(e)                                   2.56%           2.55%            2.46%            2.52%           2.53%
Net investment income (loss)(e)              (0.21)%            --(f)         (0.68)%           0.22%           1.27%
Waiver/reimbursement                          0.07%             --(f)            --               --              --
Portfolio turnover rate                         25%             12%              25%              14%             15%
Net assets, end of period (000's)        $ 112,942       $ 164,354        $ 265,219        $ 407,179       $ 280,163

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Rounds to less than 0.01%.

                                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------
CLASS C SHARES                             2002             2001            2000              1999           1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                   $    9.15       $   11.07        $   13.25        $    7.71       $    8.94
                                         ---------       ---------        ---------        ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:

Net investment income (loss)(a)              (0.02)             --(b)         (0.08)            0.02            0.09
Net realized and unrealized gain (loss)
   on investments and foreign currency
   translations                              (1.22)          (1.90)           (2.10)            5.52           (1.24)
                                         ---------       ---------        ---------        ---------       ---------
Total from Investment Operations             (1.24)          (1.90)           (2.18)            5.54           (1.15)
                                         ---------       ---------        ---------        ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:

From net investment income                      --           (0.02)              --               --           (0.08)
                                         ---------       ---------        ---------        ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                         $    7.91       $    9.15        $   11.07        $   13.25       $    7.71
                                         =========       =========        =========        =========       =========
Total return(c)                             (13.55)%(d)     (17.18)%(d)      (16.45)%          71.85%         (12.89)%
                                         =========       =========        =========        =========       =========
RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:

Operating expenses(e)                         2.55%           2.55%            2.46%            2.52%           2.53%
Interest expense                              0.01%             --(f)            --               --              --
Expenses(e)                                   2.56%           2.55%            2.46%            2.52%           2.53%
Net investment income (loss)(e)              (0.21)%            --(f)         (0.68)%           0.22%           1.27%
Waiver/reimbursement                          0.07%             --(f)            --               --              --
Portfolio turnover rate                         25%             12%              25%              14%             15%
Net assets, end of period (000's)        $  19,866       $  28,036        $  42,897        $  73,038       $  48,316

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.
(d) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f)  Rounds to less than 0.01%.

                                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------
CLASS T SHARES                             2002             2001            2000              1999           1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                   $    9.41       $   11.38        $   13.48        $    7.77       $    9.01
                                         ---------       ---------        ---------        ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:

Net investment income(a)                      0.08            0.10             0.04             0.12            0.16
Net realized and unrealized gain (loss)
   on investments and foreign currency
   translations                              (1.27)          (1.96)           (2.14)            5.59           (1.23)
                                         ---------       ---------        ---------        ---------       ---------
Total from Investment Operations             (1.19)          (1.86)           (2.10)            5.71           (1.07)
                                         ---------       ---------        ---------        ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:

From net investment income                   (0.06)          (0.11)              --               --           (0.17)
                                         ---------       ---------        ---------        ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                         $    8.16       $    9.41        $   11.38        $   13.48       $    7.77
                                         =========       =========        =========        =========       =========
Total return(b)                             (12.68)%(c)     (16.39)%(c)      (15.58)%          73.49%         (11.87)%
                                         =========       =========        =========        =========       =========
RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:

Operating expenses(d)                         1.55%           1.55%            1.46%            1.52%           1.53%
Interest expense                              0.01%             --(e)            --               --              --
Expenses(d)                                   1.56%           1.55%            1.46%            1.52%           1.53%
Net investment income(d)                      0.79%           1.00%            0.32%            1.22%           2.27%
Waiver/reimbursement                          0.07%             --(e)            --               --              --
Portfolio turnover rate                         25%             12%              25%              14%             15%
Net assets, end of period (000's)        $  24,180       $  31,782        $  46,733        $  69,503       $  51,526

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Rounds to less than 0.01%.

                                                                    YEAR ENDED DECEMBER 31,
                                         ---------------------------------------------------------------------------
CLASS Z SHARES                             2002             2001            2000              1999           1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD                   $    9.38       $   11.35        $   13.46        $    7.75       $    9.01
                                         ---------       ---------        ---------        ---------       ---------
INCOME FROM INVESTMENT
   OPERATIONS:

Net investment income(a)                      0.08            0.10             0.04             0.12            0.16
Net realized and unrealized gain (loss)
   on investments and foreign currency
   translations                              (1.26)          (1.96)           (2.15)            5.59           (1.25)
                                         ---------       ---------        ---------        ---------       ---------
Total from Investment Operations             (1.18)          (1.86)           (2.11)            5.71           (1.09)
                                         ---------       ---------        ---------        ---------       ---------
LESS DISTRIBUTIONS DECLARED
   TO SHAREHOLDERS:

From net investment income                   (0.06)          (0.11)              --               --           (0.17)
                                         ---------       ---------        ---------        ---------       ---------
NET ASSET VALUE,
   END OF PERIOD                         $    8.14       $    9.38        $   11.35        $   13.46       $    7.75
                                         =========       =========        =========        =========       =========
Total return(b)                             (12.61)%(c)     (16.43)%(c)      (15.68)%          73.68%         (12.09)%
                                         =========       =========        =========        =========       =========
RATIOS TO AVERAGE
   NET ASSETS/SUPPLEMENTAL
   DATA:

Operating expenses(d)                         1.55%           1.55%            1.46%            1.52%           1.53%
Interest expense                              0.01%             --(e)            --               --              --
Expenses(d)                                   1.56%           1.55%            1.46%            1.52%           1.53%
Net investment income(d)                      0.79%           1.00%            0.32%            1.22%           2.27%
Waiver/reimbursement                          0.07%             --(e)            --               --              --
Portfolio turnover rate                         25%             12%              25%              14%             15%
Net assets, end of period (000's)        $  77,225       $ 122,255        $ 157,606        $ 214,498       $ 138,988

(a) Per share data was calculated using average shares outstanding during the period.
(b)  Total return at net asset value assuming all distributions reinvested.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e)  Rounds to less than 0.01%.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF LIBERTY FUNDS TRUST VII AND THE SHAREHOLDERS OF LIBERTY NEWPORT TIGER FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Liberty Newport Tiger Fund (the "Fund") (a series of Liberty Funds Trust VII) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 19, 2003

UNAUDITED INFORMATION

2002 TAX INFORMATION

Foreign taxes paid during the fiscal year ended December 31, 2002 amounted to $1,269,899 are expected to be passed through to the Fund's shareholders as 100% allowable foreign tax credits on Form 1099-div for the year ended December 31, 2002. Gross income derived from sources within foreign countries amounted to $12,303,516 for the fiscal year ended December 31, 2002.

TRUSTEES

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                               YEAR FIRST                                        NUMBER OF
                                               ELECTED OR                                    PORTFOLIOS IN FUND        OTHER
                               POSITION WITH   APPOINTED      PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          LIBERTY FUNDS   TO OFFICE      DURING PAST FIVE YEARS             BY TRUSTEE             HELD
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 47)        Trustee         1996    Executive Vice President-Strategy         103                None
c/o Liberty Funds Group LLC                               of United Airlines (airlines)since
One Financial Center                                      December 2002 (formerly President
Boston, MA 02111                                          of UAL Loyalty Services(airline)
                                                          from September 2001 to December
                                                          2002; (Executive Vice President
                                                          and Chief Financial Officerfrom
                                                          March 1993 to September 2001 of
                                                          United Airlines); Senior Vice
                                                          President and Chief Financial
                                                          Officer of UAL, Inc. prior thereto

Janet Langford Kelly (age 45)     Trustee         1996    Executive Vice President-Corporate         103               None
c/o Liberty Funds Group LLC                               Development and Administration,
One Financial Center                                      General Counsel and Secretary,
Boston, MA 02111                                          Kellogg Company (food
                                                          manufacturer), since September
                                                          1999; Senior Vice President,
                                                          Secretary and General Counsel,
                                                          Sara Lee Corporation (branded,
                                                          packaged, consumer-products
                                                          manufacturer) prior thereto

Richard W. Lowry (age 66)         Trustee         1995    Private Investor since 1987               105***             None
c/o Liberty Funds Group LLC                               (formerly Chairman
One Financial Center                                      and Chief Executive Officer, U.S.
Boston, MA 02111                                          Plywood Corporation (building
                                                          products manufacturer))

Salvatore Macera (age 71)         Trustee         1998    Private Investor since 1981               103                None
c/o Liberty Funds Group LLC                               (formerly Executive Vice President
One Financial Center                                      and Director of Itek Corporation
Boston, MA 02111                                          (electronics) from 1975 to 1981)

Charles R. Nelson (age 60)        Trustee         1981    Professor of Economics, University        118*               None
c/o Liberty Funds Group LLC                               of Washington, since January 1976;
One Financial Center                                      Ford and Louisa Van Voorhis
Boston, MA 02111                                          Professor of Political Economy,
                                                          University of Washington, since
                                                          September 1993; Director,
                                                          Institute for Economic Research,
                                                          University of Washington, since
                                                          September 2001; Adjunct Professor
                                                          of Statistics, University of
                                                          Washington, since September 1980;
                                                          Associate Editor, Journal of
                                                          Money Credit and Banking, since
                                                          September, 1993; Trustee, Columbia
                                                          Funds since July 2002; consultant
                                                          on econometric and statistical
                                                          matters

John J. Neuhauser (age 59)        Trustee         1985    Academic Vice President and Dean          105***         Saucony, Inc.
c/o Liberty Funds Group LLC                               of Faculties since August 1999,                       (athletic footwear)
One Financial Center                                      Boston College (formerly Dean,                        and SkillSoft Corp.
Boston, MA 02111                                          Boston College School of                                 (e-learning)
                                                          Management from September 1977 to
                                                          September 1999)

Thomas E. Stitzel (age 67)
c/o Liberty Funds Group LLC       Trustee         1998    Business Consultant since 1999             103               None
One Financial Center                                      (formerly Professor of Finance
Boston, MA 02111                                          from 1975 to 1999 and Dean
                                                          from 1977 to 1991, College of
                                                          Business, Boise State University);
                                                          Chartered Financial Analyst

                                               YEAR FIRST                                        NUMBER OF
                                               ELECTED OR                                    PORTFOLIOS IN FUND        OTHER
                               POSITION WITH   APPOINTED      PRINCIPAL OCCUPATION(S)         COMPLEX OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE          LIBERTY FUNDS   TO OFFICE      DURING PAST FIVE YEARS             BY TRUSTEE             HELD
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)
Thomas C. Theobald (age 65)       Trustee         1996    Managing Director, William Blair          103              Anixter
c/o Liberty Funds Group LLC                               Capital Partners (private equity                        International
One Financial Center                                      investing) since September 1994                        (network support
Boston, MA 02111                                          (formerly Chief Executive Officer                          equipment
                                                          and Chairman of distributor), the                      Jones Lang LaSalle
                                                          Board of Directors, Continental                          (real estate
                                                          Bank Corporation prior thereto)                       management services)
                                                                                                                  and MONY Group
                                                                                                                  (life insurance)

Anne-Lee Verville (age 57)        Trustee         1998    Author and speaker on educational         103          Chairman of the
c/o Liberty Funds Group LLC                               systems needs (formerly General                       Board of Directors,
One Financial Center                                      Manager, Global Education Industry                    Enesco Group, Inc.
Boston, MA 02111                                          from 1994 to 1997, and President,                     (designer, importer
                                                          Applications Solutions Division                       and distributor of
                                                          from 1991 to 1994, IBM Corporation                       giftware and
                                                          (global education and global                             collectibles)
                                                           applications))

INTERESTED TRUSTEES
William E. Mayer** (age 62)       Trustee         1994    Managing Partner, Park Avenue             105           Lee Enterprises
c/o Liberty Funds Group LLC                               Equity Partners (private equity)                         (print media)
One Financial Center                                      since February 1999 (formerly                          WR Hambrecht + Co.
Boston, MA 02111                                          Founding Partner, Development                          (financial service
                                                          Capital LLC from November 1996 to                         provider)and
                                                          February 1999; Dean and Professor,                    First Health (health
                                                          College of Business and Management,                           care)
                                                          University of Maryland from
                                                          October 1992 to November 1996)

Joseph R. Palombo** (age 49)    Trustee and       2000    Chief Operating Officer of                103                None
One Financial Center          Chairman of the             Columbia Management Group, Inc.
Boston, MA 02111                  Board                   (Columbia Management Group) since
                                                          November 2001; formerly Chief
                                                          Operations Officer of Mutual
                                                          Funds, Liberty Financial
                                                          Companies, Inc. from August 2000
                                                          to November 2001; Executive Vice
                                                          President of Stein Roe & Farnham,
                                                          Incorporated (Stein Roe) since
                                                          April 1999; Executive Vice
                                                          President and Director of Colonial
                                                          Management Associates, Inc. since
                                                          April 1999; Director of Stein Roe
                                                          since September 2000; Trustee and
                                                          Chairman of the Board of Stein Roe
                                                          Mutual Funds since October 2000;
                                                          Manager of Stein Roe Floating Rate
                                                          Limited Liability Company since
                                                          October 2000; Vice President of
                                                          Galaxy Funds since September
                                                          2002; (formerly Vice President of
                                                          Liberty Funds from April 1999 to
                                                          August 2000; Chief Operating
                                                          Officer and Chief Compliance
                                                          Officer, Putnam Mutual Funds from
                                                          December 1993 to March 1999)

(1) In December 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.

* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director of Columbia Funds, currently consisting of 15 funds, which are advised by an affiliate of the Advisor.

** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

*** In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr. Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

OFFICERS AND TRANSFER AGENT

                                                  YEAR FIRST
                                                  ELECTED OR
                                  POSITION WITH   APPOINTED
NAME, ADDRESS AND AGE             LIBERTY FUNDS   TO OFFICE     PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
Keith T. Banks (age 47)           President        2001         President of Liberty Funds since November 2001; President, Chief
Columbia Management                                             Investment Officer and Chief Executive Officer of Columbia
Group, Inc.                                                     Management Group or its predecessor since August 2000; (formerly
590 Madison Avenue, 36th Floor                                  Managing Director and Head of U.S. Equity, J.P. Morgan Investment
New York, NY 10022                                              Management from November 1996 to August 2000); President of Galaxy
                                                                Funds since September 2002

Vicki L. Benjamin (age 41)           Chief         2001         Controller of Liberty Funds, Stein Roe Funds and Liberty All-Star
One Financial Center               Accounting                   Funds since May 2002; Chief Accounting Officer of Liberty Funds,
Boston, MA 02111                  Officer and                   Stein Roe Funds and Liberty All-Star Funds since June 2001;
                                   Controller                   Controller and Chief Accounting Officer of Galaxy Funds since
                                                                September 2002; (formerly Vice President, Corporate Audit, State
                                                                Street Bank and Trust Company from May 1998 to April 2001; Audit
                                                                Manager from July 1994 to June 1997; Senior Audit Manager from
                                                                July 1997 to May 1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)     Treasurer        2000         Treasurer of Liberty Funds and Liberty All-Star Funds since
One Financial Center                                            December 2000 (formerly Controller of the Liberty Funds and
Boston, MA 02111                                                Liberty All-Star Funds from February 1998 to October 2000);
                                                                Treasurer of Stein Roe Funds since February 2001 (formerly
                                                                Controller from May 2000 to February 2001); Treasurer of Galaxy
                                                                Funds since September 2002; (formerly Vice President from April
                                                                2000 to January 2001; Vice President of Colonial Management
                                                                Associates, Inc. from February 1998 to October 2000; Senior Tax
                                                                Manager, Coopers & Lybrand, LLP from April 1996 to January 1998)

Jean S. Loewenberg (age 57)       Secretary        2002         Secretary of Liberty Funds, Stein Roe Funds and Liberty All-Star
One Financial Center                                            Funds since February 2002; General Counsel of Columbia Management
Boston, MA 02111                                                Group since December 2001; Senior Vice President since November
                                                                1996, Assistant General Counsel since September 2002 of Fleet
                                                                National Bank (formerly Senior Vice President and Group Senior
                                                                Counsel of Fleet National Bank from November 1996 to September 2002)


IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Liberty Newport Tiger Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Tiger Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Annual Report:
LIBERTY NEWPORT TIGER FUND

[GRAPHIC]

LIBERTY NEWPORT TIGER FUND ANNUAL REPORT, DECEMBER 31, 2002          PRSRT STD
                                                                    U.S. Postage
                                                                       PAID
                                                                   Holliston, MA
                                                                   Permit NO. 20

[LIBERTYFUNDS LOGO]

A MEMBER OF COLUMBIA MANAGEMENT GROUP
(C) 2003 LIBERTY FUNDS DISTRIBUTOR, INC.
A MEMBER OF COLUMBIA MANAGEMENT GROUP
ONE FINANCIAL CENTER, BOSTON, MA 02111-2621


                                                732-02/459M-0103 (02/03) 03/0218